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                                                                   EXHIBIT 10.20


                       Amendment to Employment Agreement


        This Amendment ("Amendment") to Employment Agreement (the "Original Employment Agreement") dated January 24, 1997, is entered into as of September 22, 1997 between On'Village Communications, Inc., a California corporation (the "Company") and James Austin ("Employee").

        The Original Employment Agreement is hereby amended as follows:

        1. Section 12.2 is hereby amended to provide that notices to the Company shall be sent to the Company at 26135 Mureau Road, Suite 100, Calabasas, California 91302, Attention: Chief Executive Officer.

        2. Section 12.8 is hereby amended to read in its entirety as follows:

                        "This Agreement shall not be binding upon the parties and shall be void and of no effect in the event the closing of the Company's IPO has not occurred on or before December 31, 1997."

        3. Except as set forth above, the Original Employment Agreement shall remain in full force and effect.

        4. This Amendment shall be construed in accordance with, and governed by, the internal laws of the State of California.

        5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.


EMPLOYEE:                               THE COMPANY:

                                        ON'VILLAGE COMMUNICATIONS, INC.

                                        By:
-------------------------                    -------------------------
James Austin                                 Jack Tracht
                                             Chief Executive Officer